SUPPLEMENT TO THE FIDELITY MORTGAGE SECURITIES FUND
PROSPECTUS
DATED SEPTEMBER 20, 1996
   At a recent meeting, the Board of Trustees voted to allow Fidelity Mortgage Securities Fund to create additional classes of shares that will be sold primarily through financial intermediary distribution channels. The current single existing class of shares of the fund, which will become known as the "Initial Class," will be closed to new accounts effective on or about February 28, 1997. Initial Class shareholders on or prior to that date, including participants in an employee benefit plan which offered the fund on or prior to that date (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), will continue to be able to purchase Initial Class shares of the fund.
The following information replaces information regarding how to open an account in the "How to Buy Shares" section on page 18.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity retirement accounts  $500